Electronically Filed
06/09/2021 3:11 PM
CLERK OF THE COURT

Michael R. Mushkin, Esq.
Nevada Bar No. 2421
L. Joe Coppedge, Esq.
Nevada Bar No. 4954
MUSHKIN & COPPEDGE
6070 S. Eastern Avenue, Suite 270
Las Vegas, NV 89119
Telephone: 702-454-3333
Facsimile: 702-386-4979
michael@mccnvlaw.com
jcoppedge@mccnvlaw.com

Attorneys for George Sharp

DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of GOFF CORP., a Nevada Corporation, [Nevada Entity No. E0329392010-7]	Case No. A-20-815182-B Dept. No.: XVI

ORDER GRANTING MOTION TO (1) INTERVENE, (2) REMOVE CUSTODIAN, (3) APPOINT GEORGE SHARP AS CUSTODIAN, AND (4) FOR TEMPORARY RESTRAINING ORDER AND PRELIMINARY INJUNCTION ON ORDER SHORTENING TIME

The Motion to (i) intervene in this action, (ii) remove the current Custodian, (iii) appoint George Sharp as Custodian and (iv) for a Temporary Restraining Order and Preliminary Injunction on an Order Shortening Time, having come before the Honorable Timothy C. Williams on May 26, 2021, with Movant George Sharp ("Sharp") appearing by and through his counsel of record, Michael R. Mushkin and L. Joe Coppedge of the law firm of Mushkin & Coppedge and Custodian Ventures, LLC ("Custodian Ventures") appearing by and through its counsel of record, Peter Chasey of Chasey Law Offices and the Court, having reviewed and considered the record, the points and authorities on file, and the argument of counsel, and good cause appearing, finds and orders as follows:

1. Custodian Ventures has acted as custodian of GOFF Corp. ("GOFF") since July

10, 2020.

2. GOFF is a public company traded on the OTC Markets' OTC Link platform under the ticker symbol GOFF.

3. Sharp is a creditor of GOFF, possessing a valid claim and judgment against GOFF in the amount of at least $85,498.86, which accrues interest at the rate of 10% per annum pursuant to California law.

4. Sharp is also a shareholder of GOFF owning 350,000 shares.

5. GOFF has been delinquent in its filing obligations with OTC Markets since October 2015.

6. GOFF's last financial disclosure was for the period ending August 31, 2015.

7. GOFF has been tagged with a "Stop Sign" by OTC Markets, indicating a lack of the availability of public information and that it is a "dark/defunct" company.

8. The United States Securities and Exchange Commission ("SEC") has declared new requirements for public companies operating under SEC Rule 15c2-11, which affects GOFF.

9. If disclosures are not submitted to the OTC Markets by June 30, 2021, the SEC will suspend trading in that issuer for a period of 10 days and revoke its stature under SEC Rule 15c2-11.

10. Similarly, OTC Markets must declare the issuer "Current" by September 30th to avoid permanent suspension and revocation.

11. If GOFF does not comply with SEC Rule 15c2-11 and does not submit its disclosures to OTC Markets by June 30, 2021, GOFF is subject to suspension in the trading of its stock after June 30, 2021.

12. If GOFF does not become compliant by September 30, 2021, it is subject to permanent revocation of its stature under SEC Rule 15c2-11.

13. If GOFF loses its stature under Rule 15c2-11, broker-dealers, i.e., "market makers," will not be able to publish quotations or make a market for GOFF's stock and the value of GOFF's stock will be practically eviscerated because the lack of stature under SEC

Rule 15c2-11 is a "red flag" to investors by the SEC.

14. Sharp seeks to intervene in this matter and replace Custodian Ventures as custodian over GOFF so that as custodian, he can cause GOFF to file its disclosures with the OTC Markets by June 30, 2021 to avoid suspension and potential revocation of GOFF's stature under SEC Rule 15c2-11, which would irreparably harm the corporation and its shareholders.

15. Sharp seeks to have himself appointed as the custodian as he is qualified and meets all the requirements of NRS 78.347(2).

16. Sharp also seeks a temporary restraining order and preliminary injunction requiring the officers of GOFF and Custodian Ventures to immediately turn over GOFF's books and records to the custodian so that the custodian has the information necessary to file the disclosures with OTC Markets by June 30, 202.1

17. Time is of the essence because the custodian must obtain the current financial information so the financial statements (if any) and all available data to prepare the disclosures to OTC Markets.

18. Intervention as a matter of right is appropriate as Sharp, as a creditor and shareholder, claims an interest relating to the property or transaction which is the subject of the action and is so situated that the disposition of the action may as a practical matter impair or impede his ability to protect that interest.

19. Sharp has satisfied the requirements for intervention in that (1) he has a sufficient interest in this matter as a shareholder and creditor of GOFF, (2) that he could suffer an impairment of its ability to protect that interest if it does not intervene, (3) that his interest is not adequately represented by existing parties, and (4) his application is timely.

20. Custodian Ventures seeks to terminate the Custodianship of GOFF, claiming it has completed its duties; however, Sharp claims that Custodian Ventures has failed to continue the business of GOFF for the benefit of GOFF and its shareholders, including Sharp.

21. GOFF has failed to make its disclosures to OTC Markets since August 31, 2015 and Custodian Ventures has failed, during its tenure as custodian, to file financials that would bring GOFF's disclosure obligations current.

22. Because Custodian Ventures has failed to file financials that would bring GOFF's disclosure obligations current, Custodian Ventures should be replaced as custodian of GOFF by Sharp.

23. Sharp is qualified to serve as custodian because he has satisfied the requirements of NRS 78.347(2).

24. Sharp has established a "reasonable likelihood of success" on the merits and that if the relief is not granted, GOFF and its shareholders, including Sharp will suffer "irreparable harm" because GOFF, and the current Custodian, are delinquent in filing and reporting obligations with OTC Markets.

25. Similarly, GOFF and its shareholders, including Sharp will suffer immediate, imminent and irreparable harm for which they have no adequate remedy if Sharp does not receive the turnover of the books and records from GOFF and/or Custodian Ventures so that he in his capacity as the new custodian, he can gather the financial information and submit GOFF's financial disclosures to OTC Markets by June 30, 2021 as otherwise GOFF faces suspension and revocation of the meaningful ability to trade its stock.

26. Sharp is entitled to the immediate turnover of copies of GOFF's books and records, including, but not limited to banking records, bookkeeping and accounting records, the general ledger, minutes of all officer and/or director and/or shareholder meetings, correspondence with the SEC, FINRA and OTC Markets, the Bylaws and any and all amendments thereto, and any and all contracts with any officers, directors, employees, third parties, vendors.

WHEREFORE, based on the foregoing, IT IS ORDERED, ADJUDGED AND DECREED that the Motion to (i) intervene in this action, (ii) remove the current Custodian, (iii) appoint George Sharp as Custodian and (iv) for a Temporary Restraining Order and Preliminary Injunction on an Order Shortening Time is hereby GRANTED.

IT IS FURTHER ORDERED, ADJUDGED AND DECREED that:

1. Sharp is permitted to intervene in this action.
2. Custodian Ventures is removed as Custodian over GOFF.
3. Sharp is appointed as Custodian over GOFF to serve without bond.

4. Sharp shall have all of the powers and title of a trustee appointed under NRS 78.590, 78.635 and 78.650, but the authority of the custodian is to continue the business of the corporation and not to liquidate its assets, except when this Court so orders and except in cases arising pursuant to NRS 78.347(b)(1).
5. Sharp shall comply with the provisions of NRS 78.189 or 80.170, as applicable, and submit evidence of compliance to this Court.
6. Custodian Ventures and/or the record transfer agent for GOFF are hereby authorized and directed to cooperate with Sharp concerning delivery of the shareholder list for GOFF.
7. Sharp shall provide reasonable notice to all shareholders of record of a shareholder meeting to be held within a reasonable time after the entry of this Order and shall submit evidence of compliance to this Court.
8. The shareholders who attend such meeting, whether in person or by proxy, shall constitute a quorum sufficient for all purposes of the meeting.
9. Sharp shall provide this Court with a report of the actions taken at the shareholder meeting noticed by the Custodian.
10. Sharp shall provide this Court with periodic reports every 3 months from the date of Notice of Entry of this Order while the custodianship remains active.
11. Within ten (10) days after notice of entry of this Order, Sharp shall file with the Secretary of State an amendment to the articles of incorporation containing the following information:
    a. Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc. or Securities and Exchange Commission investigations, violations or convictions concerning the custodian and any affiliate of the custodian.
    b. A statement indicating that:
        i. Reasonable attempts were made to contact the officers or directors of GOFF to request that the corporation comply with the corporate

formalities and to continue its business.

ii. The custodian is in fact continuing the business and attempting to further the interests of the shareholders.

iii. The custodian will reinstate or maintain the corporate charter.

12. Sharp shall appoint officers and directors to serve during the Custodianship of GOFF.

13. Sharp is authorized to take reasonable and prudent action on behalf of GOFF, including negotiating and compromising debt, executing contracts and other agreements, filing Amendments to Articles of Incorporation to change the corporation's name, authorize additional shares, authorize additional classes of shares, designate and issue authorized common shares and preferred shares, and initiating litigation in GOFF's name as deemed reasonable and prudent in connection with or related to the performance of the Custodian's duties.

14. A Temporary Restraining Order and Preliminary Injunction is hereby granted for an immediate turnover of GOFF's books and records to Sharp, including, but not limited to banking records, bookkeeping and accounting records, the general ledger, minutes of all officer and/or director and/or shareholder meetings, correspondence with the SEC, FINRA and OTC Markets, the Bylaws and any and all amendments thereto, and any and all contracts with any officers, directors, employees, third parties, vendors so that Sharp as custodian can take all the steps necessary to file the disclosures with OTC Markets by the June 30, 2021 deadline to avoid suspension in the trading of GOFF's stock and potential revocation of GOFF's stature under SEC Rule 15c2-11.

15. Custodian Ventures is hereby authorized and directed to cooperate with Sharp concerning delivery of GOFF's books and records in Custodian Ventures' possession.

IT IS FURTHER ORDERED, ADJUDGED AND DECREED that portions of Custodian Ventures Motion to Resolve Asserted Claim, Bar Unasserted Claims, and Terminate Custodianship presently scheduled for a hearing on June 9, 2021 are rendered moot by this Order.

IT IS FURTHER ORDERED, ADJUDGED AND DECREED that the requests to confirm Custodian Ventures' proposed allowance and resolution of Sharp's claim against GOFF and to

terminate the Custodianship of GOFF are moot and that the motion will proceed only on the issue of barring unasserted claims against GOFF.

Dated this 9th day of June, 2021

LB

46B 94B 749A B630
Timothy C. Williams
District Court Judge

Respectfully Submitted:
MUSHKIN & COPPEDGE

/s/L. Joe Coppedge

MICHAEL R. MUSHKIN, ESQ.
Nevada Bar No. 2421
L. JOE COPPEDGE, ESQ.
Nevada Bar No. 4954
6070 South Eastern Ave Ste 270
Las Vegas, NV 89119
Attorneys for George Sharp

Approved as to Form and Content:
CHASEY LAW OFFICES

Peter Chasey

PETER L. CHASEY, ESQ.
Nevada Bar No. 7650
3295 N Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Attorneys for Custodian Ventures, LLC

From: Peter Chasey
To: Joe Coppedge; Karen Foley
Subject: RE: GOFF
Date: Wednesday, June 9, 2021 8:38:39 AM

Hi Joe,

You are authorized to use my electronic signature. Will you please confirm receipt of the documents provided yesterday?

Best Regards,
Peter L. Chasey
Chasey Law Offices
(702) 233-0393

From: Joe Coppedge <jcoppedge@mccnvlaw.com>
Sent: Wednesday, June 9, 2021 8:35 AM
To: Peter Chasey <peter@chaseylaw.com>; Karen Foley <KFoley@mccnvlaw.com>
Subject: GOFF

Peter,

Will you confirm we can use your electronic signature.

Thanks.

Joe

L. Joe Coppedge
Mushkin & Coppedge
6070 S. Eastern Ave., Suite 270
Las Vegas, Nevada 89119
Tel. No. (702) 454-3333
Dir. No. (702) 386-3942
Fax No. (702) 454-3333

CSERV

DISTRICT COURT
CLARK COUNTY, NEVADA

Custodian Ventures, LLC, Plaintiff(s) vs. Goff Corp. [Nevada Entity No. E0329392010-7], Defendant(s)	CASE NO: A-20-815182-B DEPT. NO. Department 16

AUTOMATED CERTIFICATE OF SERVICE

This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Order Granting Motion was served via the court's electronic eFile system to all recipients registered for e-Service on the above entitled case as listed below:

Service Date: 6/9/2021

Karen Foley	kfoley@mccnvlaw.com
L. Joe Coppedge	jcoppedge@mccnvlaw.com
Peter Chasey	peter@chaseylaw.com
Kimberly Yoder	kyoder@mccnvlaw.com
Jadyn Hayes	jhayes@mccnvlaw.com